Long-Term Debt (Schedule Of Mandatory Debt Payments) (Details) In Millions, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2012 USD ($)	Dec. 31, 2013 Canadian Dollar [Member] CAD	Dec. 31, 2013 United States Of America Dollars [Member] USD ($)
Debt Instrument [Line Items]
2014	$ 1,000			$ 1,000
2017	700			700
2018	705		750
Thereafter	4,700			4,700
Total Principal	$ 7,105	$ 7,654	750	$ 6,400